First INSURANCE FUNDING CORP.

COMMERCIAL PREMIUM FINANCE AGREEMENT AND DISCLOSURE STATEMENT

Quote Number: 000000418200

INSURED/BORROWER (Name and address as shown on Policy)
BIOFORCE NANOSCIENCES HOLDINGS INC.

1615 GOLDEN ASPEN DRIVE, #101

AMES IA 50010

Telephone Number: (515) 233-8333

Direct Correspondence to: Gregory D. Brown

AGENT or BROKER (Name and Business Address) 02785-0001
HMA/STANDARD PROGRAM-IOWA
Holmes, Murphy & Associates, Inc.
3001 Westown Parkway

West Des Moines IA 50266-1321

Telephone Number: (515) 223-6887 F/R: 102840 F/D: 015

A	Total Premium	$	80,237.00
B	Cash Down Payment Required	$	12,035.55
C	Unpaid Premium Balance	$	68,201.45
D	Documentary Stamp Tax (only applicable in Florida)	$	0.00
E	Amount Financed (The amount of credit provided on your behalf)	$	68,201.45
F	**FINANCE CHARGE** (Dollar amount credit will cost you)	$	3,090.29
G	Total of Payments (Amount you will have paid after making all scheduled payments)	$	71,291.74
	ANNUAL PERCENTAGE RATE (Cost of your credit figured as a yearly rate)		7.670 %

PAYMENT SCHEDULE BELOW, or ☐ See Schedule Attached

Number of Payments	Payments are due Monthly	Amount of Each Payment
13	Beginning 06/18/2007	5,483.98

LENDER FIRST INSURANCE FUNDING CORP.
450 Skokie Blvd, Suite 1000
P.O. Box 3306
Northbrook, IL 60065-3306
Telephone: (800) 837-3707
Fax: (800) 837-3709

Prepayment The Insured may prepay the full amount due and receive a refund of the unearned interest as provided on page 2 of this agreement.

Security As security for the payments to be made, the insured assigns FIRST INSURANCE FUNDING CORP. (herein referred to as "FIRST") a security interest in return premiums, dividend payments, and certain loss payments with reference to the policies listed below. Under certain conditions, FIRST HAS THE RIGHT TO CANCEL FINANCED POLICIES, as provided on page 2 of this agreement.

Late Payment A late charge will be imposed on any payment which is not received by FIRST within five (5) days of its due date (unless a longer grace period is specified under applicable law, in which case a late charge will be imposed on any payment not received by FIRST within such grace period) This late charge will be 5% of the overdue amount or the maximum late charge permitted by applicable law, whichever is less. The maximum late charge is $5.00 in DE, MT, and ND.

Contract Reference Reference should be made to the terms of this agreement as stated below and on page 2 for information about nonpayment, default, cancellation, the right to demand immediate payment in full, and prepayment.

PRN:051607 CFG:Internal

RT:Internal15 CRD:0 BP:Bill P/F:0.00 SUB:FINCODEFAULT DOWN

SCHEDULE OF POLICIES

Policy Number And Prefix	Full Name of Insurance Company and Name and Address of General Agent or Company Office to Which Premium is Paid	Type of Insurance	Policy Term in Months	Effective Date Mo. Day. Yr.	Policy Premiums
TBD	01825-050 - Navigators Insurance Company 003655 - Oakbridge Insurance Services	D/O [ME%: 0.000 CX: 10]	17	05-18-2007 FIN TXS/FEES ERN TXS/FEES	67,893.00 0.00 0.00
TBD	01825-050 - Navigators Insurance Company 003655 - Oakbridge Insurance Services	EPLI [ME%: 0.000 CX: 10]	17	05-18-2007 FIN TXS/FEES ERN TXS/FEES	12,344.00 0.00 0.00
				TOTAL PREMIUMS (Record in "A")	80,237.00

NOTICE: SEE PAGE 2 FOR IMPORTANT INFORMATION
The provisions on page 2 are incorporated by reference and constitute a part of this agreement

AGENT OR BROKER REPRESENTATIONS AND WARRANTIES

The undersigned agent or broker has read the Agent/Broker Representations and Warranties on Page 2, has completed page 2 of all copies where required, and makes all such Representations and Warranties recited herein. Further, the undersigned agent or broker agrees to: (i) pay all reasonable attorney fees, courts costs, and other collection costs incurred by FIRST in recovering amounts due from the agent or broker in connection with any breach of the Agent/Broker Representations and Warranties, and (ii) indemnify FIRST for any and all losses FIRST incurs as a result of any error committed by the Agent/Broker in completing or failing to complete any portion of this agreement.

/s/ Dan Tye, for Holmes Murphy & Assoc.

Signature of Agent or Broker

5/16/07

Title Date

INSURED'S AGREEMENT:

In consideration of the premium payments (the "Amount Financed" above) to be made to the above captioned AGENT or BROKER by FIRST, the named Insured (herein referred to as "Insured") promised to pay, to the order of FIRST, the Total of Payments subject to all of the provisions set forth on both pages of this agreement.

NOTICE TO THE INSURED:

(1) Do not sign this agreement before you read both pages of it, or if it contains blank spaces. (2) You are entitled to a completely filled-in copy of this agreement. (3) Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge. (4) Keep your copy of this agreement to protect your legal rights.

BioForce Nanosciences Holdings, Inc.
Name of Insured (Print or Type)

By: Signature Gregory D Brown [signature]

Chief Financial Officer 5/16/07
Title Date

FIF ST 0206

ADDITIONAL PROVISIONS OF PREMIUM FINANCE AGREEMENT:

WARRANTY OF ACCURACY. The Insured represents and warrants to FIRST that the insurance policies listed in the Schedule of Policies are in full force and effect and that the Insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The Insured further represents and warrants to FIRST that: (i) none of the insurance policies listed in the Schedule of Policies are for personal, family or household purposes, and (ii) the Insured has no indebtedness to the insurers issuing the listed policies, and none of those insurers have asserted any claims for payment against the Insured.

REPRESENTATION OF SOLVENCY. The Insured represents that the Insured is not insolvent nor presently the subject of any insolvency proceeding.

COLLATERAL. To secure payment of all amounts due under this agreement, Insured grants FIRST a security interest in the policies, including all return premiums, dividend payments, and loss payments which reduce unearned premiums, subject to any mortgagee or loss payee interest.

RIGHT TO CANCEL. If Insured does not make a payment when it is due, or if Insured is otherwise in default under this agreement, FIRST may cancel the policies and act in Insured's place with regard to the policies, including endorsing any check or draft issued in the Insured's name for funds assigned to FIRST as security herein. This right given by Insured to FIRST constitutes a "Power of Attorney". Before FIRST cancels the policies, FIRST will provide notice to the Insured, as required by law. Insured agrees that this right to cancel which Insured has granted to FIRST cannot be revoked, and that FIRST's right to cancel will terminate only after all of Insured's indebtedness under this agreement is paid in full.

DEFAULT. Insured is in default under this agreement if, (a) a payment is not received by FIRST when it is due, (b) Insured or its insurance companies are insolvent or involved in a bankruptcy or similar proceeding as a debtor, (c) Insured fails to comply with any of the terms of this agreement, (d) insurance companies cancel coverages, (e) premiums increase under any policy listed in this agreement, and Insured fails to pay such increased premium within thirty (30) days of notification, or (f) Insured is in default under any other agreement with FIRST. Wherever the word "default" is used in this agreement, it means any one of the above. If the Insured is in default, FIRST has no further obligation under this agreement to pay premiums on the Insured's behalf, and FIRST may pursue any of the remedies provided in this agreement.

LATE CHARGES. A late charge will be imposed on any payment which is not received by FIRST within five (5) days of its due date (unless a longer grace period is specified under applicable law, in which case a late charge will be imposed on any payment not received by FIRST within such grace period) This late charge will be 5% of the overdue amount or the maximum late charge permitted by applicable law, whichever is less. The maximum late charge is $5.00 in DE, MT, and ND.

DISHONORED CHECK FEE. If an Insured's check is dishonored for any reason and if permitted by law, the Insured will pay FIRST a dishonored check fee equal to the maximum fee permitted by law.

PAYMENTS RECEIVED AFTER NOTICE OF CANCELLATION. Once a Notice of Cancellation has been sent to any insurance company, FIRST has no duty to rescind it or to ask that the policy be reinstated, even if FIRST later receives Insured's payment. Payments which FIRST receives after sending a Notice of Cancellation may be applied to Insured's account without changing any of FIRST's rights under this agreement.

FIRST'S RIGHTS AFTER THE POLICIES ARE CANCELLED. After any policy is cancelled (whether by Insured or FIRST or anyone else) FIRST has the right to receive all unearned premiums and other funds assigned to FIRST as security herein and to apply them to Insured's unpaid balance under this agreement or any other agreement between the Insured and FIRST. If the amount received is more than the amount owed by Insured, any excess amount will be refunded to Insured. If the amount received is less than the amount owed by Insured, Insured will pay FIRST the balance due. FIRST may act in Insured's place to do whatever is necessary to collect such refunds. The insurance companies may rely on whatever FIRST tells them regarding the policies; it does not have to get any proof from the Insured or anyone else.

INTEREST DUE AFTER CANCELLATION. To the extent permitted by applicable law, if cancellation occurs, the Insured agrees to pay FIRST interest on the balance due at the contract rate or at the maximum rate allowed by applicable law, whichever is less, until the balance is paid in full or until such other date as provided by applicable law.

RIGHT TO DEMAND IMMEDIATE PAYMENT IN FULL. At any time after default, FIRST can demand and has the right to receive immediate payment of the total unpaid amount due under this agreement even if FIRST has not received any refund of unearned premium.

CANCELLATION CHARGE. If a default by the Insured results in cancellation of any insurance policy listed in the Schedule of Policies, the Insured will pay FIRST a charge equal to the maximum charge permitted by law.

ASSIGNMENTS. Insured may not assign any policy without FIRST's written consent. However, FIRST's consent is not needed to add mortgagees or other persons as loss payees. FIRST may transfer its rights under this agreement to anyone without the consent of Insured.

COLLECTIONS AND ATTORNEY FEES. FIRST may enforce its rights to collect amounts due to it without using the security interest granted in this agreement. If FIRST uses an attorney who is not a salaried employee of FIRST or incurs other collection costs to collect any money owed under this agreement, Insured agrees to pay reasonable attorney fees, court costs, and other collection costs incurred by FIRST, not to exceed 20 percent of the amount due and payable under this agreement.

PREPAYMENT. At any time, Insured may pay the entire amount still unpaid. If Insured pays the full unpaid amount before it is due, Insured will receive a refund of unearned Finance Charge computed by the actuarial method or the Rule of 78's, as permitted by applicable law. This refund will be subject to the maximum non-refundable service fee permitted by applicable law. There is no refund made if the amount to be refunded is less than $1.00.

AUDIT AND REPORTING FORM POLICIES. With regard to any policy in the Schedule of Policies, which is an auditable or reporting form type, Insured agrees to promptly pay to the insurance company the difference between the actual earned premium generated for the policy, and the premiums financed under this agreement.

FINANCE CHARGE. The finance charge begins on the earliest effective date of the policies listed in the Schedule of Policies section. The finance charge includes interest and may include a non-refundable service fee equal to the maximum fee permitted by applicable law. The finance charge is computed using a 365 day year.

AGENT OR BROKER. The agent or broker handling this agreement is not the agent or broker of FIRST, and cannot legally bind FIRST in any way.
Where permissible by law, some portion of this finance charge may be paid by FIRST to the agent or broker executing this agreement as payment for the services in rendering the financing of the insurance premiums. Any and all questions about this payment should be directed to the agent or broker.

CORRECTIONS. FIRST may insert the names of the insurance companies and policy numbers, if those are not known at the time Insured signs this agreement. FIRST is authorized to correct patent errors or omissions in this agreement.

EFFECTIVE DATE. This agreement will not become effective until it is accepted in writing by FIRST.

GOVERNING LAW. This agreement is governed by and interpreted under the laws of the state where FIRST accepts this agreement. If any court finds any part of this agreement to be invalid, such finding shall not affect the remainder of this agreement. Singular words in this agreement shall mean plural and vice versa as may be required to give the agreement meaning. North Carolina Department of Insurance Permit #B-482.

SIGNATURE AND ACKNOWLEDGMENT. Insured has signed this agreement and received a copy of it. If Insured is a corporation, the person signing is an officer of that corporation authorized to sign this agreement. If the Insured is not a corporation, all Insureds listed in any policy have signed.

LIABILITY. Insured understands and agrees that FIRST has no liability to Insured or any person or entity upon the exercise of FIRST's right of cancellation, except in the event of willful or intentional misconduct by FIRST.

AGENT OR BROKER REPRESENTATIONS AND WARRANTIES

SIGNATURES GENUINE. To the best of our knowledge, the Insured's signature is genuine.
AUTHORIZATION/RECOGNITION. The Insured has authorized this transaction. Both the Insured and the Agent/Broker recognize the security interest granted herein, pursuant to which the Insured assigns to FIRST all unearned premium, dividends and certain loss payments. Upon cancellation of any of the policies listed in the Schedule of Policies, the Agent/Broker agrees to immediately pay FIRST all unearned commissions and all unearned premiums, dividends and loss payments received. If such funds are not remitted to FIRST within 10 days of receipt by the Agent/Broker, the Agent/Broker agrees to pay FIRST interest on such funds at the maximum rate allowed by applicable law.
POLICIES EFFECTIVE/PREMIUMS CORRECT. The policies listed in the Schedule of Policies are in full force and effect, and the premiums are correct as listed.
INSURED HAS THIS DOCUMENT. The Insured has been given a copy of this agreement.
NO INSOLVENCY. To the best of our knowledge, neither the Insured nor the insurance companies are insolvent or involved in a bankruptcy or similar proceeding as debtor, except as clearly indicated on page 1 of this agreement.

DEPOSIT/PROVISIONAL PREMIUMS. Any Audit or Reporting Form policies or policies subject to retrospective rating included in this agreement are noted below in section (a). The deposit or provisional premiums for these policies are not less than the anticipated premiums to be earned for the full term of the policies.

LOSS PAYEES NAMED. Any policies which provide that the premium may be earned earlier in the event of loss are noted below in section (b) and/or (c). The Agent/Broker has notified the relevant insurance companies and the Insured that FIRST is to be named as a loss payee on any such policies.

AUTHORIZED ISSUING AGENT. For the scheduled policies, the Agent/Broker is either the insurance company's authorized policy issuing agent or the broker placing the coverage directly with the insurance company, except where the name and address of Issuing Agent or General Agent is listed in the Schedule of Policies.

AMOUNTS DUE FROM INSURED. The cash down payment and any installments due from the Insured have been collected from the Insured.

FOR THE SCHEDULED POLICIES, AGENT OR BROKER WARRANTS THAT:

(a) No policies are Auditable, Reporting Form policies or policies subject to Retrospective Rating, except policies listed at right or as indicated on the Schedule of Policies.

(b) No policies are subject to Minimum Earned Premium except policies listed at right or as indicated on the Schedule of Policies. The Minimum Earned Premium for listed policies is $ ________

(c) All policies provide that unearned premiums are computed by the standard short rate or pro rata table, except those policies listed at right or as indicated on the Schedule of Policies.

(d) No policies contain provisions which prohibit cancellation either by the Insured or by the insurance company within ten (10) days, except those policies listed at right or as indicated on the Schedule of Policies.

	Policy Number Of Exceptions	Comments
(a)		
(b)		
(c)		
(d)		